UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K




                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                       Date of Report: January 27, 1998



                             THE DIAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)




     DELAWARE                                                       51-0374887
(State  or  Other  Jurisdiction  of                           (I.R.S. Employer
Incorporation  or  Organization)                           Identification No.)


15501  NORTH  DIAL  BOULEVARD
     SCOTTSDALE,  ARIZONA                                           85260-1619
(Address  of  Principal  Executive  Offices)                        (Zip Code)


Registrant's  Telephone  Number,  Including  Area  Code  (602)  754-3425

ITEM  5.    OTHER  EVENTS.

On January 27, 1998, the Company issued a press release relating to its financial results for the fourth quarter of 1997 and the 1997 fiscal year, a copy of which is filed herewith as Exhibit 99.


ITEM  7.

     (C) Exhibits

     (99) Press Release of the Company dated January 27, 1998.



                          SIGNATURE
  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     THE  DIAL  CORPORATION
     January  27,  1998

\s\  Susan  J.  Riley
     Susan  J.  Riley
     Senior  Vice  President  and  Chief  Financial  Officer